UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2026

DMY SQUARED TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-41519	88-0748933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DMYYU	OTC Markets Group, Inc.
Class A common stock, par value $0.0001 per share	DMYY	OTC Markets Group, Inc.
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DMYYW	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On March 19, 2026, dMY Squared Technology Group, Inc. (the “Company”) consummated its previously announced business combination (the “Business Combination”) pursuant to the terms of the business combination agreement (the “Business Combination Agreement”), dated as of September 9, 2025, with Horizon Quantum Computing Pte. Ltd. (Company Registration No.: 201802755E), a Singapore private company limited by shares (“Horizon”), Horizon Quantum Holdings Ltd. (formerly known as Horizon Quantum Holdings Pte. Ltd and Rose Holdco Pte. Ltd.) (Company Registration No.: 202537774K), a Singapore public company limited by shares (“Holdco”), Rose Acquisition Pte. Ltd. (Company Registration No. 202537790M), a Singapore private company limited by shares and wholly-owned subsidiary of Horizon (“Merger Sub 1”), and Horizon Merger Sub 2, Inc., a Massachusetts corporation and wholly-owned subsidiary of Horizon (“Merger Sub 2”).

Pursuant to the Business Combination Agreement, (i) Holdco converted from a Singapore private company to a Singapore public company, (ii) Horizon and Merger Sub 1 amalgamated, with Horizon surviving as a wholly-owned subsidiary of Holdco and (iii) Merger Sub 2 merged with and into the Company with the Company surviving as a wholly-owned subsidiary of Holdco.

As a result of the Business Combination, Holdco’s Class A ordinary shares and warrants began trading on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbols “HQ” and “HQWWW,” respectively, on March 20, 2026.

Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meaning set forth in the Business Combination Agreement. The description of the Business Combination Agreement and related transactions (including, without limitation, the Business Combination) in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference to, the full text of the Business Combination Agreement, which is attached as Annex A to the definitive proxy statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on February 17, 2026, as amended by Amendment No. 1 thereto, filed by the Company with the SEC on March 6, 2026 (collectively, the “Proxy Statement”).

Item 1.01. Entry into a Material Definitive Agreement

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

In connection with the Closing, the Company, Holdco, and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), entered into a warrant assignment, assumption and amendment agreement (the “Warrant Assumption Agreement”), pursuant to which, among other things, the Company assigned to Holdco all of the Company’s right, title and interest in and to, and Holdco will assume all of the Company’s liabilities and obligations under the certain Warrant Agreement, dated as of October 4, 2022, between the Company and the Warrant Agent (the “Existing Warrant Agreement”). As a result, each warrant of the Company automatically ceased to represent a right to acquire shares of the Company’s Class A common stock and instead represents a right to acquire Holdco’s Class A ordinary shares pursuant to the terms and conditions of the Existing Warrant Agreement (as amended by the Warrant Assumption Agreement).

The foregoing description of the Warrant Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Assumption Agreement, a copy of which is included as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

As previously disclosed, in connection with the special meeting of the Company’s stockholders, which special meeting was held on March 17, 2026 (the “Special Meeting”), the public stockholders of the Company had the right to elect to redeem all or a portion of their SPAC Public Shares for a per share price calculated in accordance with the amended and restated certificate of incorporation of the Company as of the Closing. 1,403,777 SPAC Public Shares were redeemed in connection with the Business Combination, at a per share price of approximately $11.82, for an aggregate redemption payment of approximately $16.47 million.

All of the required Form 10 information with respect to the Business Combination will be disclosed by Holdco on Form 20-F, to be filed with the SEC.

Item 5.01. Changes in Control of Registrant.

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

At the time of the SPAC Merger and as a result of the Business Combination, a change in control of the Company occurred and the Company became a wholly-owned subsidiary of Holdco.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

In connection with the consummation of the Business Combination, each of Darla Anderson, Francesa Luthi, Constance Weaver and Harry You ceased to be director and/or officers of the Company.

Following the consummation of the Business Combination, Joseph Fitzimons, Danielle Lambert, Jill Turner, and Harry You were appointed to serve as directors of Horizon, and the board of directors of Horizon appointed the following officers: Joseph Fitzimons as Chief Executive Officer, Si-Hui Tan as Chief Science Officer, and Greg Gould as Chief Financial Officer.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

In connection with the consummation of the Business Combination, the Company adopted a second amended and restated articles of organization (“Second Amended and Restated Articles of Organization”) which is substantially in the form as described in the Proxy Statement, in accordance with the Company becoming a wholly-owned subsidiary of Holdco in connection with the Business Combination.

A copy of the Second Amended and Restated Articles of Organization is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Articles of Organization.
4.1	Warrant Assumption Agreement, dated as of March 19, 2026, by and among dMY Squared Technology Group, Inc., Horizon Quantum Holdings Ltd. and Continental Stock Transfer & Trust Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY SQUARED TECHNOLOGY GROUP, INC.

Date: March 20, 2026	By:	/s/ Harry L. You
	Name:	Harry L. You
	Title:	Chief Executive Officer, Chief Financial Officer and Chairman

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